UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        July 18, 2007 (December 1, 2006)
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)



        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement


     On July 17, 2007, New Frontier Energy, Inc. (the "Company") and Iris Energy Holding Corp., a Samoa company ("Iris Energy"), entered into an agreement (the "Iris Energy Directors Agreement") pursuant to which the Company granted to Iris Energy the right to appoint up to an equal number of members to the board of directors that have not been previously appointed by Iris Energy as are present on the Company's board of directors at any time. The Iris Energy Director Agreement is effective as of December 1, 2006.

     The Iris Energy Directors Agreement provides that the Iris Energy Directors Agreement terminates immediately on the earlier to occur of the following: (i) at such time as Iris Energy owns fewer than 35,000 shares of the Company's 2.5% Series C Cumulative Convertible Preferred Stock, par value $0.001 (the "Series C Preferred Stock") and fewer than 3,500,000 shares of the Company's $0.001 par value common stock (the "Common Stock"), (ii) if at any time prior to December 1, 2009 the Company conducts private or public offerings that aggregate $20,000,000 or more of the Company's common stock or securities that are convertible into shares of the Company's common stock; or (iii) December 1, 2009.

     A Copy of the Iris Energy Directors Agreement is attached to this current report on Form 8-K as Exhibit 10.1.

     Iris Energy was granted the right to enter into the Iris Energy Directors Agreement in connection with its purchase in December 2006 and January 2007 for $13,000,000 of 260 investment units in the Company (the "Units"). Each Unit consists of: (i) $50,000 of Series C Preferred Stock, convertible into 47,619 shares of the Company's Common Stock at a price of $1.05 per share (the "Conversion Price"); (ii) a three-year warrant to purchase 47,319 shares of Common Stock at an exercise price of $1.50 per share (the "AC Warrants"); and
(iii) a three year warrant to purchase 23,810 shares of Common Stock at an exercise price of $2.00 per share (the "BC Warrants").


Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

         Exhibit No.       Description
         -----------       -------------------------------
            10.1           Iris Energy Directors Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 18, 2007               NEW FRONTIER ENERGY, INC.

                                   By:  /s/ Les Bates
                                        --------------------------------
                                        Treasurer, Chief Accounting
                                        and Financial Officer, Secretary
                                        and Director



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